Accounts Receivable	12 Months Ended
Dec. 31, 2025
Accounts Receivable [Abstract]
Accounts receivable

9. Accounts receivable

Accounts receivable, consisted of the following:

(in USD)	December 31, 2024	December 31, 2025
Accounts receivable:
Technology financing fee receivables	2,946,693	4,172,463
Technology platform fee receivables	1,145,047	3,798,646
Total accounts receivable	4,091,740	7,971,109

Accounts receivable are non-interest bearing and are generally on 30 to 90 days (2024: 30 days) credit terms. As of December 31, 2024 and 2025, no accounts receivable were past due, except for a balance due from one customer as of December 31, 2025, Customer Z. Such balance was subsequently fully settled, and the Company did not incur any credit losses.